Investment in associates and joint ventures	12 Months Ended
Dec. 31, 2022
Investments in associates and joint ventures [Abstract]
Investments in associates and joint ventures
8 Investment in associates and joint ventures

Investments in associates and joint ventures
in EUR million 2022	Interest held (%)	Fair value of listed invest-ments	Balance sheet value	Total assets	Total liabilities	Total income	Total expenses
TMBThanachart Bank Public Company Limited	23%	849	1,109	49,506	43,677	1,303	957
Other investments in associates and joint ventures			391
			1,500

Investments in associates and joint ventures
in EUR million 2021	Interest held (%)	Fair value of listed invest- ments	Balance sheet value	Total assets	Total liabilities	Total income	Total expenses
TMBThanachart Bank Public Company Limited	23%	866	1,208	46,478	40,957	1,286	1,038
Other investments in associates and joint ventures			379
			1,587
TMBThanachart Bank Public Company Limited
ING Group has a 23% investment in TMBThanachart Bank Public Company Limited (hereafter: TTB), a bank listed on the Stock Exchange of Thailand. TTB is providing products and services to Wholesale, Small and Medium Enterprise (SME), and Retail customers. TTB is accounted for as an investment in associate based on the size of ING shareholding and representation on the Board.
Other investments in associates and joint ventures
Included in Other investments in associates and joint ventures are mainly financial services and (non) financial technology funds or vehicles operating predominantly in Europe, and represents a number of associates and joint ventures that are individually not significant to ING Group.
Significant influence for associates in which the interest held is below 20%, is based on the combination of ING Group’s financial interest and other arrangements, such as participation in the Board of Directors.
The associates and joint ventures of ING are subject to legal and regulatory restrictions regarding the amount of dividends they can pay to ING. These restrictions are for example dependent on the laws in the country of incorporation for declaring dividends or as a result of minimum capital requirements that are imposed by industry regulators in the countries in which the associates and joint ventures operate. In addition, the associates and joint ventures also consider other factors in determining the appropriate levels of equity needed. These factors and limitations include, but are not limited to, rating agency and regulatory views, which can change over time.

Changes in Investments in associates and joint ventures
in EUR million	2022	2021
Opening balance	1,587	1,475
Additions	48	91
Revaluations	-8	-24
Share of results	92	141
Dividends received	-48	-34
Disposals	-10	-23
Impairments	-192	-3
Exchange rate differences	27	-31
Other	4	-5
Closing balance	1,500	1,587
Share of results from associates and joint ventures of EUR 92 million (2021: EUR 141 million) as included in the table above is mainly attributable to results of TTB of EUR 81 million (2021: EUR 61 million). In 2021, share of results from associates includes additional EUR 28 million gain on our stake in Ebusco.
Impairments
In 2022, Impairments of EUR 192 million is predominantly attributable to TTB of EUR 165 million. TTB is part of the Retail Other segment.
Impairment testing TTB
The fair value of TTB has been below the purchase cost of the investment for a prolonged period of time (since 1Q 2020). This is considered to be objective evidence of impairment. As a result ING performed quarterly impairment tests that led to impairment loss of EUR 165 million (2021: EUR nil).
The impairment test performed in 2022 led to an impairment at 31 March 2022 of EUR 150 million and EUR 15 million at 30 September 2022, as the recoverable amount as determined by a Value in Use calculation, was below the carrying amount at that point in time. The impairment test at year end resulted in no further impairments.
Methodology
The recoverable amount is determined as the higher of the fair value less costs of disposal and Value in Use (‘VIU’). Fair value less costs of disposal is based on observable share price. The VIU calculation uses discounted cash flow projections based on management’s best estimates. VIU is derived using a Dividend
Discount Model (DDM) where distributable equity, i.e. future earnings available to ordinary shareholders, is used as a proxy for future cash flows. The valuation looks at expected cash flows into perpetuity resulting in two main components to the VIU calculation:
•the estimation of future earnings over a 5 year forecast period; and
•the terminal value being the extrapolation of earnings into perpetuity applying a long term growth rate. The earnings that are used for extrapolation represent the stable long term financial results and position of TTB, i.e. a steady state. The terminal value comprises the majority of the total VIU.
Key assumptions used in the VIU calculation as at 31 December 2022 (and as at 30 September 2022 resulting in impairment)
The VIU is determined using a valuation model which is subject to multiple management assumptions. The key assumptions, i.e. those to which the overall result is most sensitive to, are the following:
•Expected future earnings of TTB: Short to medium term expectations are based on forecasts derived from broker consensus. Longer term and steady state expectations into perpetuity are derived using reasonable and supportable assumptions capturing a combination of TTB specific and market data points. A capital maintenance charge is applied, which is management’s forecast of the earnings that need to be withheld in order for TTB to meet target regulatory requirements over the forecast period;
•Discount rate (cost of equity): 9.71% (30 September 2022: 10.54%), based on the capital asset pricing model (CAPM) calculated for TTB using current market data.
•Terminal growth rate: 3.05% (30 September 2022: 3.82%) consistent with current long term government bond yield in Thailand as a proxy for a risk-free rate;
To assess the risk of further impairment at 31 December 2022, the model was evaluated for reasonably possible changes to key assumptions in the model. This reflects the sensitivity of the VIU to each key assumption on its own and it is possible that more than one favourable and/or unfavourable change may occur at the same time. Holding the other key assumptions constant, a reduction in all of the forecasted annual cash flows, including terminal value, of 836bps would reduce the recoverable amount to the carrying amount. An increase of 55bps in terminal growth rate and discount rate would cause the VIU to equal the carrying amount.
Reversal of the impairment loss recognised was not considered appropriate as at 31 December 2022 mainly due to the lack of sufficiently positive changes observed in the underlying performance of TTB since the impairment loss as reflected in the broker consensus. Furthermore, the share price remains below the original cost of the investment for a prolonged period of time.